First Quarter 2019 Earnings Conference Call 4/17/2019 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding balance sheet and revenue growth, the provision for loans losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, the adequacy of our enterprise risk management framework, the impact of the transaction with Capital One or future business combinations on our performance and financial condition, including our ability to successfully integrate the business, deposit trends, credit quality trends, changes in interest rates, net interest margin trends, future expense levels, success of revenue-generating initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, and the financial impact of regulatory requirements and tax reform legislation. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at hancockwhitney.com/investors. 1Q18 – First Quarter of 2018 1Q19 – First Quarter of 2019 2H19 – Second Half of 2019 2Q19 – Second Quarter of 2019 4Q18 – Fourth Quarter of 2018 4Q20 – Fourth Quarter of 2020 AFS – Available for sale securities ALLL – Allowance for loan and lease losses Annualized – Calculated to reflect a rate based on a full year Beta – repricing based on a change in market rates bps – basis points BOLI – Bank-owned life insurance C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CECL – Current Expected Credit Losses (new accounting standard set for 2020) Core – Excluding purchase accounting items and nonoperating items CRE – Commercial real estate CSO – Corporate strategic objective Current Energy Cycle – Refers to the energy cycle beginning in November of 2014 DDA – Noninterest-bearing demand deposit accounts E&P – Exploration and Production (Oil & Gas) Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items EOP – End of period EPS – Earnings per share FNBC – Acquired selected assets & liabilities from FNBC FTE – Full time equivalent HTM – Held to maturity securities IRR – Interest rate risk Linked-quarter (LQ) – current quarter compared to previous quarter Loan Mark – Fair value discount on loans acquired in a business combination LOB – Line of Business LPO – Loan production office LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions NII – Net interest income NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans O&G – Oil and gas *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense ORE – Other real estate PAA – Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles PPNR – Pre-provision net revenue RBL – Reserve-based lending ROA – Return on average assets RR – Risk rating SNC – Shared National Credit TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TDR – Troubled Debt Restructuring TE – Taxable equivalent (calculated using the current statutory federal tax rate) Trust and Asset Management acquisition – business acquired from Capital One on July 13, 2018 Y-o-Y – Year over year

Corporate Profile (as of March 31, 2019) $28.5 billion in Total Assets $20.1 billion in Total Loans $23.4 billion in Total Deposits Tangible Common Equity (TCE) ratio 8.36% Nearly 200 banking locations and 271 ATMs across our footprint Approximately 3,900 (FTE) employees corporate-wide Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 118 consecutive quarters Earned top customer service marks with Greenwich Excellence Awards Moody’s long-term issuer rating: Baa3 S&P long-term issuer rating: BBB Includes trust offices in NY, NJ, TX, and MS

# First Quarter 2019 Highlights

(compared to fourth quarter 2018)

- Net income of $79.2 million, or $.91 per diluted share, down $17.1 million, or $.19 per share; operating earnings of $87.1 million, down $10.6 million, or $.12 per share
- Linked-quarter changes impacted by provision/chargeoff related to alleged fraud on equipment finance lease with DC Solar ($.09) in 1Q19 and benefits from tax reform-related initiatives ($.11) in 4Q18
- NIM expansion of 7 basis points (bps) to 3.46%
- Criticized commercial loans declined $41 million, or 7% ($15 million energy, $26 million nonenergy)
- TCE ratio up 34 bps to 8.36%
- Improved mix in energy portfolio

| ($s in millions; except per share data) | 1Q19 | 4Q18 | 1Q18 |
|---|---|---|---|
| Net Income | $79.2 | $96.2 | $72.5 |
| Earnings Per Share – diluted | $.91 | $1.10 | $.83 |
| Return on Assets (%) (ROA) | 1.13 | 1.35 | 1.08 |
| Return on Tangible Common Equity (%) (ROTCE) | 14.38 | 18.15 | 14.41 |
| Net Interest Margin (%) | 3.46 | 3.39 | 3.37 |
| Net Charge-offs (%) | 0.36 | 0.56 | 0.26 |
| Tangible Common Equity (%) | 8.36 | 8.02 | 7.80 |
| Results Excluding Nonoperating Items (operating)* | | | |
| Provision for Loan Losses for Alleged Fraud | $10.1 | — | — |
| Nonoperating Noninterest Income | — | ($0.6) | $1.1 |
| Nonoperating Noninterest Expense | — | $2.5 | $5.9 |
| Nonoperating Items (pre-tax) | $10.1 | $1.9 | $7.0 |
| Operating Income | $87.1 | $97.7 | $78.3 |
| Earnings Per Share – diluted | $1.00 | $1.12 | $.90 |
| Pre-Provision Net Revenue (TE) | $117.9 | $118.5 | $112.1 |
| ROA (%) | 1.24 | 1.37 | 1.17 |
| ROTCE (%) | 15.83 | 18.43 | 15.56 |
| Efficiency Ratio (%) | 58.1 | 58.0 | 57.5 |

*Non-GAAP measures. See appendix for non-GAAP reconciliations.

5

HANCOCK WHITNEY

Growth Diversified Across Footprint and Many Lines of Business Loans totaled $20.1 billion at quarter-end, an increase of $86 million, or 2% LQA Items impacting first quarter growth versus expectation: Unanticipated paydowns Loan charge-offs Sale of mortgage loans Loan portfolio 53% variable 58% of variable loans are LIBOR-based (31% of total loan portfolio) 97% of the LIBOR loans are tied to 1mo L 3% of the LIBOR loans are tied to 3mo L 30% tied to Wall Street Journal Prime Expect EOP loan growth for 2Q19 in the range of $75-$125 million

A More Balanced Energy Portfolio Energy loans totaled $1.1 billion, or 5.3% of total loans, virtually unchanged from both last quarter and a year earlier Continued efforts to change the mix between RBL/midstream and support services Energy portfolio comprised of 54% RBL and midstream credits, 46% support services credits compared to 44% RBL and midstream, 56% support services at year-end 2014

Criticized Commercial Loans Down 7% Linked-Quarter Total criticized commercial loans % of total commercial loans $1,084 7.56% $897 6.19% $834 5.72% $626 4.18% $584 3.88% Criticized – Nonenergy % of total commercial loans $561 3.91% $489 3.37% $477 3.27% $346 2.31% $320 2.12% Criticized – energy % of total commercial loans $523 3.65% $408 2.81% $357 2.45% $279 1.86% $264 1.75% Criticized commercial loans totaled $584 million at March 31, 2019, down $41 million, or 7%, from December 31, 2018 Criticized energy loans totaled $264 million at March 31, 2019, down $15 million, or 5%, linked-quarter Criticized nonenergy loans totaled $320 million at March 31, 2019, down $26 million, or 8%, linked-quarter

Criticized Commercial Loan Trends Nearing Peer Average *Using 4Q18 as proxy for 1Q19 Investor Peers: ASB, BXS, BKU, BOKF, CBSH, CFR, FHN, IBKC, PNFP, PB, SNV, TCBI, UMBF, WBS

Nonperforming Loans Improved Slightly Linked-Quarter Total nonperforming loans % of total loans $442 2.31% $394 2.03% $364 1.86% $326 1.63% $322 1.60% Nonperforming loans – nonenergy % of total loans $163 0.85% $157 0.81% $144 0.74% $130 0.65% $141 0.70% Nonperforming loans – energy % of total loans $279 1.46% $237 1.22% $220 1.13% $197 0.98% $181 0.90% Nonperforming energy loans totaled $181 million at March 31, 2019, down $15 million, or 8%, linked-quarter (includes accruing energy TDRs of $116 million, down $22 million, or 16%, linked-quarter) Nonperforming nonenergy loans totaled $141 million at March 31, 2019, up $11 million, or 9%

NPL Components ($ Millions) 1Q18 2Q18 3Q18 4Q18 1Q19 Nonaccrual Loans 275 242 202 187 205 Accruing TDRs 167 153 162 139 118 NPL Totals 442 394 364 326 322 % NPLs Accruing 38% 39% 45% 43% 37% Accruing NPLs Account For Approximately One-Third of Total NPLs Nonaccrual loans of $205 million at 1Q19 declined by $113 million, or 36%, from peak of $318 million in 4Q16 Accruing TDRs of $118 million at 1Q19 declined by $49 million, or 29%, from peak of $167 million in 1Q18

Provision for Loan Losses Impacted by Alleged Fraud Loss Provision Provision for loan losses was $18.0 million; $10.1 million related to the alleged DC Solar fraud Net charge-offs totaled $17.9 million, or 36 bps; $10.1 million related to DC Solar Opportunity for possible recoveries on DC Solar credit in future quarters Allowance for loan and lease losses (ALLL) $194.7 million in 1Q19, virtually unchanged linked-quarter ALLL for energy credits $31.5 million at March 31, 2019, down $1.7 million, or 5%, from December 31, 2018; no energy charge-offs in 1Q19 Nonenergy ALLL $163.2 million as of March 31, 2019, up $1.9 million, or 1%, from December 31, 2018 1Q19 Nonenergy Energy Total General Reserves $152.6MM $29.6MM $182.2MM Impaired Reserves $0.6MM $1.9MM $2.5MM PCI Reserves $10.0MM -- $10.0MM Total Allowance for Credit Losses $163.2MM $31.5MM $194.7MM Loans $19,050MM $1,063MM $20,113MM Coverage Ratio at 3-31-19 0.86% 2.96% 0.97% Coverage Ratio at 12-31-18 0.85% 3.13% 0.97%

Net interest margin (NIM) of 3.46%, up 7 bps linked-quarter; 5 bps related to full quarter impact of 4Q18 portfolio restructuring Loan yield up 13 bps Yield on securities portfolio up 7 bps Cost of funds up 7 bps Cost of deposits up 11 bps NIM Expansion Reflects Full Quarter Impact of Portfolio Restructuring Betas 2Q18 3Q18 4Q18 1Q19 4Q15-1Q19 Total Loans 44% 42% 40% 54% 47% Total Deposits Total Core Deposits 17% 9% 35% 18% 31% 20% 50% 23% 26% 13% *Core deposits = total deposits less brokered CDs, sweep accounts, acquired trust deposits, and public fund deposits

Securities Portfolio Portfolio totaled $5.6 billion, down $93 million, or 2%, linked-quarter Yield 2.69%, up 7 bps linked-quarter Premium amortization down $0.7 million linked-quarter Unrealized net loss of $17.8 million on AFS compared to $64.8 million at December 31, 2018 52% HTM, 48% AFS Duration 4.37 years compared to 4.67 years at December 31, 2018

First Quarter Growth Impacted by Seasonality Total deposits $23.4 billion, up $230 million, or 1%, linked-quarter Noninterest-bearing demand deposits (DDA) decreased $340 million, mainly related to expected seasonal outflows Interest-bearing transaction and savings deposits increased $224 million Time deposits (retail) increased $102 million; time deposits (brokered) increased $21 million Interest-bearing public fund deposits increased $223 million primarily because of new/enhanced business relationships DDA comprised 35% of total period-end deposits Cost of deposits up 11 bps to 81 bps Average loan/deposit ratio 87%

Seasonality and Market Conditions Drive Changes in Fees Noninterest income totaled $70.5 million, down $4.0 million, or 5% linked-quarter Fourth quarter of 2018 included a $0.6 million net gain related to the portfolio restructuring during the quarter Mainly related to early 1Q19 market conditions Impacted by number of days in quarter Due to seasonality

Focused on Managing Expenses Operating expense (noninterest expense excluding nonoperating items) totaled $175.7 million, down $1.2 million, or 1% linked-quarter There were no nonoperating expenses in 1Q19 compared to $2.5 million in 4Q18 related to the trust and asset management acquisition, expenses from Hurricane Michael and the move of the New Orleans main office (regional headquarters) Impacted by shorter quarter Primarily from reduced regulatory fees, professional services, advertising, and miscellaneous expenses Reflects move of New Orleans regional headquarters Higher gains on ORE sales in 4Q18

Internal Capital Generation Drives Higher TCE TCE ratio 8.36%, up 34 bps linked-quarter Growth in tangible assets -7 bps Tangible net earnings +29 bps OCI +18 bps; related to improvement in unrealized loss on the AFS securities portfolio Dividends -9 bps Stock-based comp activity & other +3 bps Will continue to manage capital in the best interests of the Company and our shareholders; our priorities are: Organic growth Dividend payout ratio targeted between 30-40% of net income Opportunistic stock buybacks Opportunistic infill M&A; no large or strategic transactions anticipated Tangible Common Equity Ratio Leverage (Tier 1) Ratio Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio March 31, 2019 8.36% 8.85%(e) 10.65%(e) 12.14%(e) December 31, 2018 8.02% 8.67% 10.48% 11.99% September 30, 2018 7.67% 8.50% 10.36% 11.98% June 30, 2018 7.76% 8.66% 10.48% 12.12% March 31, 2018 7.80% 8.51% 10.35% 12.00% (e) Estimated for most recent period-end

Near-Term Outlook 1Q19 Actual Items to note 2019 Outlook Loans (EOP) +$86 million or 2% LQA; +up $1 billion or 5% Y-o-Y Expect net loan growth of $75-$125 million for 2Q19 due to higher anticipated paydowns; expect full year average growth for 2019 in mid single digits Net Interest Margin (NIM) 3.46% up 7 bps LQ Expect flat to slightly down NIM in 2Q19; headwinds include impact of recent yield curve shift and deposit mix, while tailwinds include impact of loan yield focus and pricing discipline Noninterest Income (operating) $70.5 million Expect operating noninterest income to increase 5%-7% for the year compared to 2018; inclusive of partial year impact from the trust and asset management acquisition; 2Q19 flat, majority of growth in 2H19 Loan Loss Provision $18.0 million Includes $10.1 million of provision for loan losses related to DC Solar Expect a range of $8-$9 million 2Q19 Operating expense $175.7 million Expect operating expense to increase 4%-5% for the year compared to 2018; inclusive of partial year impact from the trust and asset management acquisition; 2Q19 higher primarily due to merit increases Effective Tax Rate 18% Expect the effective tax rate to approximate 17%-19% both on a quarterly and full year basis for 2019

Long-Term Outlook – Goal to Achieve Objectives by 4Q20 Quarterly Objective (to be achieved by 4Q20) Earnings (EPS)/quarter (excluding nonoperating items) $1.20 - $1.25 ROA (operating) 1.40% - 1.45% TCE >8% ROTCE (operating) >15% Efficiency Ratio <56% 2019/2020 Corporate Strategic Objectives (CSOs) Goal is to achieve CSOs by the 4th quarter of 2020 Does not include changes in interest rates or M&A

Appendix and Non-GAAP Reconciliations

Operating Results *Non-GAAP measures. See slides 26-28 for non-GAAP reconciliations       1Q18 2Q18 3Q18 4Q18 1Q19 Operating Earnings* ($000) 78,257 83,663 87,691 97,705 87,130 Operating EPS* $0.90 $0.96 $1.01 $1.12 $1.00 Net Interest Income (TE)* ($000) 209,627 215,628 218,289 221,471 223,078 Operating Noninterest Income* ($000) 67,397 68,832 75,518 73,934 70,503 Operating Expense* ($000) 164,938 168,597 176,360 176,908 175,700 Provision** ($000) 12,253 8,891 6,872 8,100 18,043 **Includes $10.1 million related to alleged fraud

Key Operating Ratios       1Q18 2Q18 3Q18 4Q18 1Q19 Operating Return on Assets* 1.17% 1.22% 1.24% 1.37% 1.24% Operating Return on Equity * 11.05% 11.54% 11.78% 12.95% 11.33% Operating Return on TCE* 15.56% 16.12% 16.84% 18.43% 15.83% Tangible Common Equity Ratio 7.80% 7.76% 7.67% 8.02% 8.36% Net Interest Margin (TE)* 3.37% 3.40% 3.36% 3.39% 3.46% Efficiency Ratio* 57.51% 57.40% 58.11% 58.03% 58.10% *Non-GAAP measures. See slides 26-28 for non-GAAP reconciliations

Balance Sheet Summary       1Q18 2Q18 3Q18 4Q18 1Q19 Average Loans ($MM) 19,028 19,193 19,465 19,818 20,127 Average Total Securities ($MM) 5,897 6,032 6,186 5,965 5,657 Average Deposits ($MM) 22,043 22,101 22,022 22,498 23,114 Loan Yield (TE) 4.43% 4.55% 4.63% 4.71% 4.84% Securities Yield (TE) 2.46% 2.50% 2.55% 2.62% 2.69% Cost of Interest Bearing Deposits 0.78% 0.86% 0.97% 1.11% 1.26%

Well-Diversified Loan Portfolio

Operating Earnings & Operating EPS Reconciliations Three Months Ended (in thousands, except per share amounts) 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Income $79,164 $96,240 $83,878 $71,177 $72,475 Net income allocated to participating securities (1,337) (1,691) (1,544) (1,328) (1,366) Net income available to common shareholders $77,827 $94,549 $82,334 $69,849 $71,109 Nonoperating items, net of income tax benefit 7,966 1,465 3,813 12,486 5,782 Nonoperating income allocated to participating securities (134) (26) (71) (233) (109) Operating net income available to common shareholders $85,659 $95,988 $86,076 $82,102 $76,782 Weighted average common shares - diluted 85,800 85,677 85,539 85,483 85,423 Earnings per share - diluted $0.91 $1.10 $0.96 $0.82 $0.83 Operating earnings per share - diluted $1.00 $1.12 $1.01 $0.96 $0.90

Operating ROA, ROE & ROTCE Reconciliations Three Months Ended (dollars in thousands) 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Income $79,164 $96,240 $83,878 $71,177 $72,475 Nonoperating items, net of income tax benefit 7,966 1,465 3,813 12,486 5,782 Operating earnings $87,130 $97,705 $87,691 $83,663 $78,257 Average Assets $28,451,548 $28,259,963 $28,026,923 $27,485,052 $27,237,077 Average Equity $3,118,051 $2,993,265 $2,952,431 $2,908,997 $2,872,813 Average Tangible Common Equity $2,232,670 $2,103,445 $2,066,205 $2,081,237 $2,039,544 Return on average assets - operating 1.24% 1.37% 1.24% 1.22% 1.17% Return on average equity - operating 11.33% 12.95% 11.78% 11.54% 11.05% Return on average tangible common equity - operating 15.83% 18.43% 16.84% 16.12% 15.56%

Operating Revenue (TE) & Operating PPNR (TE) Reconciliations Three Months Ended (in thousands) 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net interest income $219,254 $217,433 $214,194 $211,547 $205,664 Noninterest income 70,503   74,538   75,518   68,832   66,252   Total revenue $289,757 $291,971 $289,712 $280,379 $271,916 Taxable equivalent adjustment 3,824 4,038 4,095 4,081 3,963 Nonoperating revenue ---   (604)   —   —   1,145   Operating revenue (TE) $293,581 $295,405 $293,807 $284,460 $277,024 Noninterest expense (175,700) (179,366) (181,187) (184,402) (170,791) Nonoperating expense --- 2,458 4,827 15,805 5,853 Operating pre-provision net revenue (TE) $117,881   $118,497   $117,447   $115,863   $112,086   Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

First Quarter 2019 Earnings Conference Call 4/17/2019